UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

SENTI BIOSCIENCES HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40440	42-1912154

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Corporate Drive, First Floor

South San Francisco, California 94080

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (650) 239-2030

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

As previously disclosed, on April 1, 2026, Senti Biosciences, Inc., a Delaware corporation (“Senti Biosciences”), announced plans to implement a holding company reorganization (the “Reorganization”). On April 24, 2026, Senti Biosciences implemented the Reorganization pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of April 24, 2026, among Senti Biosciences, Senti Biosciences Holdings, Inc., a Delaware corporation (“Senti Biosciences Holdings”) and Senti Biosciences Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and direct, wholly owned subsidiary of Senti Holdings, Inc., a Delaware corporation (“Senti Holdings”) and direct, wholly owned subsidiary of Senti Biosciences Holdings. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Senti Biosciences, with Senti Biosciences continuing as the surviving corporation and a wholly owned subsidiary of Senti Holdings, which is a wholly owned subsidiary of Senti Biosciences Holdings (the “Merger”). Following the Merger, Senti Biosciences Holdings became the successor issuer to Senti Biosciences. This Current Report on Form 8-K is being filed for the purpose of establishing Senti Biosciences Holdings as the successor issuer pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, shares of Senti Biosciences Holdings common stock, par value $0.0001 per share (“Senti Biosciences Holdings Common Stock”), issued in connection with the Merger are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth above under Explanatory Note is incorporated hereunder by reference.

Adoption of Agreement and Plan of Merger and Consummation of Reorganization

On April 24, 2026, Senti Biosciences completed the Reorganization by implementing the Merger pursuant to the terms of the Merger Agreement. The Merger was completed pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company (i.e., Senti Biosciences Holdings) without a vote of the shareholders of the constituent corporation (i.e., Senti Biosciences). At the Effective Time (as defined in the Merger Agreement), (i) the separate existence of Merger Sub ceased and (ii) each share of Senti Biosciences common stock, par value $0.0001 per share (“Senti Biosciences Common Stock”), issued and outstanding immediately prior to the Effective Time was automatically converted into one share of Senti Biosciences Holdings Common Stock, having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Senti Biosciences Common Stock immediately prior to consummation of the Reorganization. The conversion of stock occurred automatically without an exchange of stock certificates. Accordingly, each shareholder of Senti Biosciences immediately before the Effective Time owned, immediately after the Effective Time, shares of Senti Biosciences Holdings Common Stock in the same amounts and percentages as such shareholder owned in Senti Biosciences immediately before the Effective Time. In addition, Senti Biosciences Holdings also assumed all of the issued and outstanding warrants to purchase shares of Senti Biosciences Common Stock, such that each such warrant was converted into a right to purchase an equal number of shares of Senti Biosciences Holdings Common Stock. The Reorganization is intended to be a tax-free transaction, such that Senti Biosciences shareholders should not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares of Senti Biosciences Common Stock pursuant to the Reorganization.

Following the consummation of the Reorganization, Senti Biosciences Holdings Common Stock continues to trade on the Nasdaq Capital Market (“Nasdaq”) on an uninterrupted basis under the ticker symbol “SNTI” with a new CUSIP number (816944 102). As a result of the Reorganization, Senti Biosciences Holdings became the successor issuer to Senti Biosciences pursuant to Rule 12g-3(a) promulgated under the Exchange Act, and as a result, shares of Senti Biosciences Holdings Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

Immediately following the consummation of the Reorganization, on a consolidated basis, the assets, businesses, and operations of Senti Biosciences Holdings are not materially different than the corresponding assets, business, and operations of Senti Biosciences immediately prior to the consummation of the Reorganization.

Assumption of Senti Biosciences Equity Plans and Agreements

In connection with consummation of the Reorganization, on April 24, 2026, Senti Biosciences and Senti Biosciences Holdings entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which, effective as of the Effective Time, Senti Biosciences Holdings assumed, among other agreements, the Senti Biosciences Plans (as defined below), the indemnification agreements between Senti Biosciences and the directors and executive officers of Senti Biosciences, the Sales Agreement, dated March 20, 2025, by and between Senti Biosciences and Leerink Partners LLC, the Investor Rights and Lock-Up Agreement, dated June 8, 2022, by and among Senti Biosciences (as successor to Dynamics Special Purpose Corp.) and the investors party thereto, the Note Subscription Agreement, dated May 19, 2022, by and among Senti Biosciences, Dynamics Special Purpose Corp. and Bayer HealthCare LLC, and the Registration Rights Agreement, dated December 2, 2024, by and among Senti Biosciences and the investors party thereto (collectively, the “Assumed Agreements”). As of the Effective Time, each of the Assumed Agreements was automatically deemed to be amended as necessary to reflect the assumption by Senti Biosciences Holdings described above, to provide that references to Senti Biosciences in such Assumed Agreement will be read to refer to Senti Biosciences Holdings and to add Senti Biosciences Holdings as party to the Assumed Agreements, to the extent deemed necessary or appropriate.

Designation Agreements

In connection with the Reorganization, on April 24, 2026, Senti Biosciences amended and restated that certain Designation Agreement (the “Celadon Designation Agreement”) by and between Senti Biosciences and Celadon Partners SPV 24 (“Celadon”), dated December 2, 2024 (as amended and restated, the “A&R Celadon Designation Agreement”), in order to facilitate the Reorganization and add Senti Biosciences Holdings as a party. Pursuant to the A&R Celadon Designation Agreement, Celadon has the right to designate certain directors to both Senti Biosciences Holdings’ Board of Directors and Senti Biosciences’ Board of Directors, subject to the terms and conditions provided in the A&R Celadon Designation Agreement.

In connection with the Reorganization, on April 24, 2026, Senti Biosciences amended and restated that certain Designation Agreement by and between Senti Biosciences and New Enterprise Associates 15, L.P. (“New Enterprise”), dated December 2, 2024 (as amended and restated, the “A&R New Enterprise Designation Agreement”), in order to facilitate the Reorganization and add Senti Biosciences Holdings as a party. Pursuant to the A&R New Enterprise Designation Agreement, New Enterprise has the right to designate certain directors to both Senti Biosciences Holdings’ Board of Directors and Senti Biosciences’ Board of Directors, subject to the terms and conditions provided in the A&R New Enterprise Designation Agreement.

The foregoing descriptions of the Merger Agreement and the Reorganization, the A&R Celadon Designation Agreement, the A&R New Enterprise Designation Agreement and the Assignment and Assumption Agreement do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of the Merger Agreement, the A&R Celadon Designation Agreement, the A&R New Enterprise Designation Agreement and the Assignment and Assumption Agreement, which are attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3 and incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth above under Explanatory Note is incorporated hereunder by reference.

In connection with consummation of the Reorganization, Senti Biosciences notified Nasdaq that the Merger had been completed. As noted above, Senti Biosciences Holdings Common Stock continues to trade on the Nasdaq Capital Market on an uninterrupted basis under the ticker symbol “SNTI,” which was the same symbol formerly used for Senti Biosciences Common Stock, with the new CUSIP number (816944 102). The Nasdaq Capital Market is expected to file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist Senti Biosciences Common Stock from the Nasdaq Capital Market and to deregister Senti Biosciences Common Stock under Section 12(b) of the Exchange Act. Senti Biosciences intends to file with the SEC a certificate on Form 15 requesting that the Senti Biosciences Common Stock be deregistered under the Exchange Act, and that Senti Biosciences’ reporting obligations under Section 15(d) of the Exchange Act with respect to Senti Biosciences Common Stock be suspended. Following the Reorganization, Senti Biosciences Holdings will make filings with the SEC under Senti Biosciences’ prior CIK (0001854270) and Senti Biosciences will no longer make filings with the SEC.

The information set forth under and/or incorporated by reference into Items 1.01 and 5.03 is incorporated hereunder by reference.

Item 3.03	Material Modification of Rights of Securityholders.

The information set forth under and/or incorporated by reference into Items 1.01, 3.01 and 5.03 is incorporated hereunder by reference.

Item 5.01	Changes in Control of the Registrant.

The information set forth under and/or incorporated by reference into Items 1.01, 3.01 and 8.01 is incorporated hereunder by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers of Senti Biosciences Holdings; Election of New Directors of Senti Biosciences Holdings

Executive Officers

From and after the Effective Time, the executive officers of Senti Biosciences Holdings, who are listed below, were all executive officers of Senti Biosciences immediately prior to consummation of the Reorganization.

Name	Age	Position
Timothy Lu, M.D., Ph.D.	45	Chief Executive Officer and Director
Jay Cross	55	Chief Financial Officer
Kanya Rajangam, M.D., Ph.D.	52	President, Head of Research and Development and Chief Medical Officer

The directors of Senti Biosciences Holdings and their committee memberships and titles, which are listed below, are the same as the directors of Senti Biosciences immediately prior to consummation of the Reorganization.

Directors

Name	Age	Class	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Timothy Lu, M.D., Ph.D.	45	I
Edward Mathers	66	I	●	●	●*
Frances D. Schulz	62	I	●*
Bryan Baum	37	II
Donald Tang	43	II
Brenda Cooperstone, M.D.	60	III		●*
James (Jim) Collins, Ph.D.	59	III			●
Feng Hsiung	51	III	●

● = Committee Member

* = Committee Chair

As previously reported, on July 18, 2025, Bryan Baum was appointed to the Board of Directors of Senti Biosciences and will continue to serve as a member of the Board of Directors of Senti Biosciences Holdings from and after the Effective Time. Mr. Baum’s appointment was made pursuant to the terms of the Celadon Designation Agreement, which was amended and restated as set forth above.

Mr. Baum, age 37, is a serial entrepreneur who has founded and sold multiple companies including Blue Vision Labs, a localization and mapping software company for self-driving cars (sold to Lyft in 2018); Operam, a data analytics and marketing insights company; and Represent.com, an e-commerce platform (sold to CustomInk in 2016). Mr. Baum has been an angel investor for over a decade and has personally made over 200 investments in companies such as Uber, Airbnb, Slack, Flexport, Carta, PillPack, and Sweetgreen. He is currently a Managing Partner of K5 Global, a venture capital firm he co-founded in January 2020. Mr. Baum studied Game Theory at Swarthmore College and Oxford University. Senti Biosciences Holdings believes Mr. Baum is qualified to serve on the Board of Directors because of his financial and investment management expertise.

Except as set forth above, biographical information about Senti Biosciences Holdings’ directors and executive officers is included in Senti Biosciences’ definitive proxy statement for the 2025 Annual Meeting of Stockholders under “Nominees for Election as Class III Director” and “Directors Continuing in Office” and “Executive Officers,” respectively, and incorporated by reference herein. Except as set forth above, there are no arrangements or understandings with any person pursuant to which the directors and the executive officers were appointed. There are no family relationships amongst any of the directors or any of the executive officers of Senti Biosciences Holdings.

Information regarding the compensation arrangements of Senti Biosciences Holdings’ named executive officers, including Drs. Lu and Rajangam and Mr. Cross, and regarding related party transactions pursuant to Item 404(a) of Regulation S-K is included in Senti Biosciences’ definitive proxy statement for the 2025 Annual Meeting of Stockholders under “Executive Compensation” and “Certain Relationships and Related Party Transactions” and each of these sections is incorporated by reference herein.

Outstanding Equity Plans, Awards and Related Arrangements

In connection with consummation of the Reorganization, on April 24, 2026, Senti Biosciences and Senti Biosciences Holdings entered into the Assignment and Assumption Agreement, pursuant to which, at the Effective Time, Senti Biosciences assigned (including sponsorship of) to Senti Biosciences Holdings, and Senti Biosciences Holdings assumed (including sponsorship of) from Senti Biosciences, all of Senti Biosciences’ rights and obligations under (a) the Senti Biosciences, Inc. Amended and Restated 2016 Stock Incentive Plan and all outstanding awards and award agreements thereunder, (b) the Senti Biosciences, Inc. Amended and Restated 2022 Equity Incentive Plan and all outstanding awards and award agreements thereunder, (c) the Senti Biosciences, Inc. Amended and Restated 2022 Inducement Plan and all outstanding awards and award agreements thereunder and (d) the Senti Biosciences, Inc. 2022 Employee Stock Purchase Plan and all outstanding awards, award agreements and rights thereunder (collectively, the “Senti Biosciences Plans”).

On April 24, 2026, Senti Biosciences Holdings amended and restated the equity compensation plans assumed pursuant to the Assignment and Assumption Agreement: (i) the Senti Biosciences Holdings, Inc. Amended and Restated 2016 Stock Incentive Plan (the “Senti Biosciences Holdings 2016 Stock Plan”), (ii) the Senti Biosciences Holdings, Inc. Amended and Restated 2022 Equity Incentive Plan (the “Senti Biosciences Holdings 2022 Incentive Plan”), (iii) the Senti Biosciences Holdings, Inc. Amended and Restated 2022 Inducement Plan (the “Senti Biosciences Holdings 2022 Inducement Plan”) and (iv) the Senti Biosciences Holdings, Inc. Amended and Restated 2022 Employee Stock Purchase Plan (the “Senti Biosciences Holdings ESPP”). The share reserve of the Senti Biosciences Holdings 2016 Stock Plan is 0 shares, the share reserve of the Senti Biosciences Holdings 2022 Incentive Plan is 2,131,608 shares, the share reserve of the Senti Biosciences Holdings 2022 Inducement Plan is 2,132,767 shares and the share reserve of the Senti Biosciences Holdings ESPP is 436,474 shares. Outstanding awards granted under Senti Biosciences’ equity compensation plans will be satisfied by the share reserves established under the Senti Biosciences Holdings 2016 Stock Plan, the Senti Biosciences Holdings 2022 Incentive Plan, the Senti Biosciences Holdings 2022 Inducement Plan and the Senti Biosciences Holdings ESPP, as the case may be.

The foregoing descriptions of the Assignment and Assumption Agreement, the Senti Biosciences Holdings 2016 Stock Plan, the Senti Biosciences Holdings 2022 Incentive Plan, the Senti Biosciences Holdings 2022 Inducement Plan and the Senti Biosciences Holdings ESPP do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of each of the Assignment and Assumption Agreement, the Senti Biosciences Holdings 2016 Stock Plan, the Senti Biosciences Holdings 2022 Incentive Plan, the Senti Biosciences Holdings 2022 Inducement Plan and the Senti Biosciences Holdings ESPP, which are attached hereto as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and each incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon consummation of the Reorganization, the Amended and Restated Certificate of Incorporation of Senti Biosciences Holdings (the “Amended and Restated Certificate of Incorporation”) and the Amended and Restated Bylaws of Senti Biosciences Holdings (the “Amended and Restated Bylaws”) are the same as the second amended and restated certificate of incorporation and amended and restated bylaws of Senti Biosciences in effect immediately prior to consummation of the Reorganization, respectively, other than changes permitted by Section 251(g) of the DGCL. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 24, 2026.

In addition, upon consummation of the Reorganization, Senti Biosciences amended and restated its Second Amended and Restated Certificate of Incorporation (as so amended and restated the “Senti Biosciences Amended and Restated Charter”) by filing the Senti Biosciences Third Amended and Restated Charter as an exhibit to the Certificate of Merger filed with the Secretary of State of the State of Delaware on April 24, 2026 in connection with the Merger (the “Certificate of Merger”), in order to simplify Senti Biosciences’ certificate of incorporation in light of Senti Biosciences having become a wholly-owned subsidiary of Senti Holdings, which is a wholly owned subsidiary of Senti Biosciences Holdings. Senti Biosciences also amended and restated its bylaws (as so amended and restated, the “Amended and Restated Senti Biosciences Bylaws”) in order to simplify its bylaws in light of Senti Biosciences having become a wholly-owned subsidiary of Senti Holdings, which is a wholly owned subsidiary of Senti Biosciences Holdings.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, the Senti Biosciences Amended and Restated Charter, and the Amended and Restated Senti Biosciences Bylaws do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of each of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, the Senti Biosciences Amended and Restated Charter, and the Amended and Restated Senti Biosciences Bylaws, respectively, which are attached hereto as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, and each incorporated by reference herein.

Item 8.01	Other Events.

The information set forth above under Explanatory Note is incorporated hereunder by reference.

Description of Securities Registered Pursuant to Section 12 of the Exchange Act

The description of Senti Biosciences Holdings’ securities registered pursuant to Section 12 of the Exchange Act provided in Exhibit 4.1, which is incorporated by reference herein, modifies and supersedes any prior description of Senti Biosciences’ capital stock in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of Senti Biosciences Holdings’ filings with the SEC pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and other related materials may contain a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding Senti Biosciences Holdings’ ability to complete the Reorganization, the impacts of the Reorganization, Senti Biosciences Holdings’ ability to realize the expected benefits of the Reorganization and Senti Biosciences’ obligations pursuant to agreements related to the consummation of the Reorganization. Forward-looking statements can be identified by terms such as “will,” “intent,” “expect,” “plan,” “potential,” “would” or similar expressions and the negative of those terms. Senti Biosciences Holdings has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Although Senti Biosciences Holdings believes that such statements are based on reasonable assumptions, forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Senti Biosciences Holdings’ control, you should not rely on these forward-looking statements as predictions of future events. The anticipated trends and challenges in Senti Biosciences Holdings’ business and the market in which it operates; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Senti Biosciences’ Annual Report on Form 10-K for the year ended December 31, 2025, which is on file with the SEC and available on the SEC website at https://www.sec.gov/. In addition to the risks described above and Senti Biosciences’ other filings with the SEC, other unknown or unpredictable factors also could affect Senti Biosciences Holdings’ results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements, accordingly, existing and prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date they are made. Senti Biosciences Holdings disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this Current Report on Form 8-K, other than to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 24, 2026, by and among Senti Biosciences, Inc., Senti Biosciences Holdings, Inc. and Senti Biosciences Merger Sub, Inc.

3.1	Amended and Restated Certificate of Incorporation of Senti Biosciences Holdings, Inc.

3.2	Amended and Restated Bylaws of Senti Biosciences Holdings, Inc.

3.3	Certificate of Merger.

3.4	Amended and Restated Bylaws of Senti Biosciences, Inc.

4.1	Specimen Common Stock Certificate.

4.2	Description of registrant’s securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended.

10.1	Amended and Restated Designation Agreement, dated as of April 24, 2026, by and among Senti Biosciences Holdings, Inc., Senti Biosciences, Inc. and Celadon Partners SPV 24.

10.2	Amended and Restated Designation Agreement, dated as of April 24, 2026, by and among Senti Biosciences Holdings, Inc., Senti Biosciences, Inc. and New Enterprise Associates 15, L.P.

10.3	Assignment and Assumption Agreement, dated as of April 24, 2026, by and between Senti Biosciences, Inc. and Senti Biosciences Holdings, Inc.

10.4	Senti Biosciences Holdings, Inc. Amended and Restated 2016 Stock Incentive Plan.

10.5	Senti Biosciences Holdings, Inc. Amended and Restated 2022 Equity Incentive Plan.

10.6	Senti Biosciences Holdings, Inc. Amended and Restated 2022 Inducement Plan.

10.7	Senti Biosciences Holdings, Inc. Amended and Restated 2022 Employee Stock Purchase Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTI BIOSCIENCES HOLDINGS, INC.

Date: April 24, 2026	By:	/s/ Timothy Lu
	Name:	Timothy Lu, M.D., Ph.D.
	Title:	Chief Executive Officer